CAN SLIM® Select Growth Fund
Ticker:  CANGX

Supplement dated May 22, 2008 to
Prospectus dated July 30, 2007.

On May 19, 2008, NorthCoast Asset Management, LLC (“NorthCoast”) was approved by the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”) as investment advisor to the CAN SLIM Select Growth Fund (the “Fund”).  At the same time, the Trust terminated the investment advisory agreement between the Trust, on behalf of the Fund, and Duncan Hurst Capital Management, L.P.  As of May 20, 2008, NorthCoast will be managing the Fund under an interim investment advisory agreement (“Interim Advisory Agreement”) that was also approved by the Board in anticipation of this change in advisors.  The terms of the Interim Advisory Agreement are substantially identical to the terms of the recently terminated investment advisory agreement except for the identity of the investment advisor and the commencement date of the agreement.  Additionally, under the Interim Advisory Agreement, management fees earned by NorthCoast will be held in an escrow account until shareholder approval for NorthCoast as the new investment advisor is obtained.

NorthCoast is located at 35 Mason Street, Greenwich, Connecticut 06830.  NorthCoast was founded by Paul E. Dean, J. Richard Semels and Harry H. Suber in 1988 and has provided investment advisory and money management services to clients around the world for more than twenty years.

The Fund will be managed by a team of portfolio managers including J. Richard Semels, Daniel J., Kraninger, Harry H. Suber and Brentin C. Elam.

J. Richard Semels, CEO.  Mr. Semels spent ten years in advertising prior to joining Salomon Smith Barney Inc. in 1974 where he held the title Senior Vice President-Investments. He has been involved in researching, developing and implementing trading and risk management systems for use in the futures and securities markets since 1975. Mr. Semels graduated from the University of Connecticut in 1964 with a B.A. degree in English.  Mr. Semels co-founded NorthCoast in 1988.

Daniel J. Kraninger, President.  Mr. Kraninger was Senior Vice President of GE Private Asset Management (“GEPAM”), a $2.5 billion money management subsidiary of GE Capital. His responsibility at GEPAM was directing their Private Client Group - a team that advised and managed money for over 1,500 high-net worth clients. Prior to GE, he served as President of O’Shaughnessy Capital Management, a $1 billion Greenwich investment adviser and mutual fund manager that he helped establish in 1996 with founder, Jim O’Shaughnessy.  Before OCM, Mr. Kraninger worked at Merrill Lynch as a member of the 1994 JET Program.  He graduated from Villanova University in Philadelphia with a BA in Economics.

Brentin C. Elam, Vice President and Director.  Mr. Elam has traded futures professionally since 1970, using and writing computer programs for trading portfolios. He was a founding director of the National Association of Futures Trading Advisors and has served on the National Futures Association’s CTA/CPO Advisory Committee and the NFA’s Business Conduct Committee, Eastern Region. Mr. Elam graduated from the University of Cincinnati in 1969 with a B.S. degree in Science.

Harry H. Suber, Ph.D, Director of Research. From 1960 to 1969, Dr. Suber attended Clemson University in South Carolina earning a B.S. (cum laude) in Physics, a MS in Mathematics and a Ph.D in Mathematics. He was an Associate Professor with the Department of Mathematics at Salisbury University in Maryland  from 1969 to 1990.  Dr. Suber is a co-founder of NorthCoast and has been the Director of Research since May, 1988.  He has primary responsibility for computer-assisted research and programming for NorthCoast’s portfolio management models and systems.

In the coming weeks, shareholders will be receiving in the mail a proxy statement seeking shareholder approval of a new investment advisory agreement (the “New Advisory Agreement”) with NorthCoast.  The New Advisory Agreement, if approved by shareholders, will replace the Interim Advisory Agreement.

Please note that as of May 21, 2008, the ticker symbol of the Fund has changed.  The new ticker symbol is CANGX.

Please retain this Supplement with the Prospectus.
The date of this Supplement is May 22, 2008.